2026 First Quarter Financial Summary

Forward Looking Statements 2 When used in this presentation, statements which are not historical in nature, including those containing words such as “will,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “could,” “would,” “should,” “may” or similar expressions, are intended to identify “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and/or results of operations may vary materially from those expressed or implied in our forward looking statements. The following factors are examples of those that could cause actual results to vary from our forward-looking statements: changes in our business and investment strategy; inflation and changes in interest rates and the fair market value of our assets, including negative changes resulting in margin calls relating to the financing of our assets; changes in credit spreads; changes in the long-term credit ratings of the U.S., Fannie Mae, Freddie Mac, and Ginnie Mae; general volatility of the markets in which we invest; changes in prepayment rates on the loans we own or that underlie our investment securities; increased rates of default, delinquency or vacancy and/or decreased recovery rates on or at our assets; our ability to identify and acquire our targeted assets, including assets in our investment pipeline; our ability to dispose of assets from time to time on terms favorable to us; changes in our relationships with our financing counterparties and our ability to borrow to finance our assets and the terms thereof; changes in our relationships with and/or the performance of our operating partners; our ability to predict and control costs; changes in laws, regulations or policies affecting our business; our ability to make distributions to our stockholders in the future; our ability to maintain our qualification as a real estate investment trust (“REIT”) for U.S federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; impairments and declines in the value of the collateral underlying our investments; changes in the benefits we anticipate from the acquisition of Constructive Loans, LLC ("Constructive"); our ability to effectively integrate Constructive into our Company and the risks associated with the ongoing operation thereof; our ability to manage or hedge credit risk, interest rate risk, and other financial and operational risks; our exposure to liquidity risk, risks associated with the use of leverage, and market risks; and risks associated with investing in real estate assets and/or operating companies, including changes in business conditions and the general economy, the availability of investment opportunities and conditions in markets for residential loans, mortgage-backed securities, structured multi-family investments and other assets that we own or in which we invest. These and other risks, uncertainties and factors, including the risk factors and other information described in our most recent Annual Report on Form 10-K, as updated and supplemented from time to time, and our subsequent Quarterly Reports on Form 10-Q and other information that we file from time to time with the U.S. Securities and Exchange Commission (“SEC”) under the Exchange Act could cause our actual results to differ materially from those projected in any forward- looking statements we make. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation may not contain all of the information that is important to you. As a result, the information in this presentation should be read together with the information included in our most recent Annual Report on Form 10-K, as updated and supplemented from time to time, and our subsequent Quarterly Reports on Form 10-Q and other information that we file under the Exchange Act. References to “the Company,” “Adamas,” “we,” “us,” or “our” refer to Adamas Trust, Inc., together with its consolidated subsidiaries, unless we specifically state otherwise or the context indicates otherwise. See glossary of defined terms and detailed end notes for additional important disclosures included at the end of this presentation. First quarter 2026 Financial Tables and related information can be viewed in the Company’s press release dated April 29, 2026 posted on the Company’s website at http://www.adamasreit.com under the “News” section.

Table of Contents • Company Overview • Market & Strategy Update • Quarterly Financial Information • Appendix

COMPANY OVERVIEW

“Adamas delivered strong first quarter results, with continued growth in earnings and book value despite a volatile macro environment. We delivered GAAP earnings of $0.41 per share and EAD of $0.29 per share, well ahead of our dividend, highlighting the strength and scalability of our platform. Our diversified strategy, pairing Agency RMBS with a growing credit and origination business, has performed as designed, generating stable book value and expanded earnings. We also saw meaningful contribution and operating leverage from our Constructive platform during the quarter. We are energized by the flexibility of our balance sheet and its ability to drive long- term stockholder value.” Jason Serrano, Chief Executive Officer Management Update To Our Stockholders 5

Adamas Overview Adamas Trust, Inc. (NASDAQ: ADAM) is an internally-managed real estate investment trust focused on strategically deploying capital across complementary businesses to generate durable earnings and long-term value for stockholders. Built on a foundation of strength, integrity, and resilience, Adamas combines disciplined portfolio management with an operating platform designed to capture opportunities across real estate and capital markets. 56% 31% 13% Capital AllocationSingle-Family Agency Single-Family Credit/Other Multi-Family 6 Balanced A well-diversified strategy focused on delivering consistent recurring income Experienced Extensive expertise navigating multiple market environments with a patient, disciplined approach Resilient Internally managed REIT delivering stable distributions across cycles $10.9B Investment Portfolio $1.2B Total Market Capitalization1 $1.5B in common stock dividends declared since June 2004 Investment Portfolio - Capital Allocation See Glossary and End Notes in the Appendix. 1. Represents outstanding shares of common stock and preferred stock multiplied by closing common stock and preferred stock prices.

• Earnings per share (basic) of $0.41 • Earnings Available for Distribution (“EAD”) per share of $0.29* • Book value per share of $9.98 (+4.0% change QoQ) • Adjusted Book Value per share of $10.80* (+1.6% change QoQ) • 6.35% Quarterly Economic Return • 3.76% Quarterly Economic Return on Adjusted Book Value* • Total net interest income of $48 million (+12.1% change QoQ) • Total adjusted net interest income of $48 million* (+3.9% change QoQ) • Cumulative Stockholder Return of 4.06% • Declared first quarter common stock dividend of $0.23 per share • Common stock dividend yield of 12.50% (share price as of March 31, 2026) • Repurchased 612,464 shares of common stock at an accretive repurchase price of $8.17 per common share • Acquired $1.0 billion of new single-family residential investments o Includes $510 million of Agency o Includes $487 million of BPLs • Issued $90 million of 9.250% senior unsecured notes due 2031 • Redeemed $100 million of 5.75% senior unsecured notes due 2026 • Issued $310 million BPL-Rental securitization with a 4.88% effective cost • Company Recourse Leverage Ratio of 5.2x • Portfolio Recourse Leverage Ratio of 4.9x o Agency Portfolio Recourse Leverage Ratio of 7.8x o Credit and Other Portfolio Recourse Leverage Ratio of 1.6x • Excess liquidity capacity of $418 million o Available cash of $199 million o Additional financing of $219 million available for unencumbered/under-levered assets See Glossary and End Notes in the Appendix. *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. Key Developments Financial Performance Stockholder Value Investing Activity Liquidity & Financing 7 Subsequent Events • Issued $262 million BPL-Rental securitization with a 5.54% effective cost

$0.20 $0.20 $0.23 $0.23 $0.23 $0.20 $0.22 $0.24 $0.23 $0.29 $0.15 $0.20 $0.25 $0.30 $0.35 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Common Stock Dividend EAD per Share See Glossary and End Notes in the Appendix. *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. Building Stockholder Value 8 Earnings Growth Driving Stockholder Returns • EAD per share increased 45% YoY, reflecting strong growth driven by continued portfolio expansion and earnings momentum. • Sustained EAD growth provides robust dividend coverage, underscoring improved earnings power and capital durability. • Value creation over the last 12 months has contributed to a significant total cumulative stockholder return of 29%. Cumulative Stockholder Return +29% 7% 9% 10% 4% 2Q 2025 3Q 2025 4Q 2025 1Q 2026 LTM 0% 5% 10% 15% 20% 25% 30% 35% Common Stock Dividend and EAD per Share YoY Growth: +45%

See Glossary and End Notes in the Appendix. Expanding Investment Portfolio to Drive EAD Growth 9 Investment Portfolio Growth Optimizing Investment Portfolio Allocation $8.3 $8.6 $10.4 $10.5 $10.9 $4.0 $8.0 $12.0 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 (Dollar amounts in billions) $4,559 $4,940 $6,659 $6,633 $6,778 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Single-Family Agency YoY Growth: +31% • We have built a solid and diversified EAD base through disciplined portfolio construction. • The portfolio is supported by high-quality assets that has led to strong EAD performance. • We believe this foundation provides stable earnings visibility and downside protection across market cycles. • This positioning enables us to remain selective and strategic in deploying capital going forward. (Dollar amounts in millions)

2026 Strategic Priorities Continue to scale Constructive's origination volumes, improve profitability and leverage operational efficiencies. Create measurable and recurring EAD expansion that enhances dividend coverage and diversifies income sources. Prioritize prudent asset selection and active portfolio management to grow book value and generate consistent recurring earnings, anchored by liquid Agency RMBS and high-quality business purpose loans as the core foundations of earnings expansion. Demonstrate sustained earnings and book value growth through disciplined capital allocation to drive the convergence of the Company’s stock price to what we consider its higher intrinsic value. Positioning the Company to Expand Earnings and Create Stockholder Value 10 Grow Book Value through Disciplined Investment Strategy Accelerate EAD Growth Close the Valuation Gap through Execution and Capital Discipline

11 $10.63 $10.80 4Q 2025 1Q 2026 $0.23 $0.29 4Q 2025 1Q 2026 $0.23 $0.23 4Q 2025 1Q 2026 EAD Per Share*Adjusted Book Value Per Share* Dividend Per Share 12.50% Dividend Yield Quarterly Economic Return on Adjusted Book Value*: 3.76% $0.40 $0.44 $0.47 $0.51 $0.53 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 $8.3 $8.6 $10.4 $10.5 $10.9 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 SF Agency 62% SF Credit 33% MF 2% Other 3% 1.3x 1.6x 7.7x 7.8x 4.7x 4.9x 4Q 2025 1Q 2026 Credit and Other Agency $173 $156 $181 $206 $199 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 3.4x 3.8x 5.0x 5.0x 5.2x 3.2x 3.6x 4.7x 4.7x 4.9x 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Company Portfolio Investment Portfolio Asset Allocation Adjusted Net Interest Income – EPS Contribution*Total Investment Portfolio Size Available CashRecourse Leverage Ratio Portfolio Recourse Leverage Ratio FI N A N C IN G & L IQ U ID IT Y Total Portfolio Leverage (Dollar amounts in millions) B O O K V A LU E & E A R N IN G S IN V E S T M E N T P O R T FO LI O (Dollar amounts in billions) Financial Snapshot See Glossary and End Notes in the Appendix. *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix.

Adamas’ stock price discounted by 32% to Adjusted Book Value • Adamas’ stock price was discounted to Adjusted Book Value by $3.44 per share • Adamas’ stock price was trading at a 15% discount to allocated Agency capital 1. Represents closing common stock price on March 31, 2026. Valuation Per Share Stock Price1 $7.36 Adjusted Book Value* $10.80 Stock price presents compelling value upside with the potential for further value creation through future income growth. Adamas’ Stock Price Has Significant Potential Upside See Glossary and End Notes in the Appendix. *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. 12 $7.36 Agency Capital $8.63 Other $2.17 $- $2 $4 $6 $8 $10 $12 Adjusted Book Value* Stock Price $10.80 15% Discount

Single-Family Credit 32% Single-Family Agency 61% See Glossary and End Notes in the Appendix. BPL-Rental $1,808 MM | 16% BPL-Bridge $646 MM | 6% Performing Loans $473 MM | 4% RPL $313 MM | 3% Non-Agency RMBS $177 MM | 2% SFR $121 MM | 1% Agency $6,778 MM | 61% Multi-Family Cross-Collateralized Mezzanine Lending $119 MM | 1% Multi-Family Mezzanine Lending $93 MM | 1% Other Investments $300 MM | 3% Available Cash $199 MM | 2% $10.9 Billion Investment Portfolio +$199 MM Available Cash Adamas Holds a Diversified Investment Portfolio 13

$2,411 $2,353 $2,591 $2,532 $2,524 $4,061 $4,446 $5,934 $5,894 $6,048 $426 $471 $578 $859 $1,121 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Credit & Other Financing Agency Financing Securitization Financing Company Financing Portfolio Recourse Leverage Ratio 3.6x 4.7x 4.9x4.7x3.2x Company Financing Corporate Sub. Debentures $45 | <1% Corporate Senior Unsecured Notes $348 | 3% Credit & Other Financing $1,121 | 11% Securitization Financing $2,524 | 25% Agency Financing $6,048 | 61% (Dollar amounts in millions) $60 $198 $90 $45 $0 $50 $100 $150 $200 $250 $300 2026 2027 2028 2029 2030 2031 2035 Senior Unsecured Notes Sub. Debentures Corporate Debt Maturities Adamas Debt Structure 14 See Glossary and End Notes in the Appendix.

MARKET & STRATEGY UPDATE

• Adamas has been growing its investment portfolio to generate higher recurring net interest income and EAD. • Recent acquisitions have been primarily concentrated in Agency RMBS and BPL- Rental loans. • Adamas will continue to invest in its core strategies and utilize its excess liquidity to capitalize on opportunities during periods of volatility. Sustained Pace of Investment Activity $1,451 $504 $1,817 $347 $510 $397 $294 $526 $463 $502 $1,848 $798 $2,343 $810 $1,012 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Agency Single-Family Credit Single-Family Investment Portfolio 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Acquisitions $1,848 $798 $2,343 $810 $1,012 Sales (14) (31) (131) (99) (15) Payoffs (402) (547) (479) (612) (573) Net Activity $1,432 $220 $1,733 $99 $424 Single-Family Acquisitions (Dollar amounts in millions) 16 Earnings Growth through Strategic Capital Deployment See Glossary and End Notes in the Appendix.

1%26% 48% 19% 4% 2% 4.5% 5.0% 5.5% 6.0% 6.5% ARM Coupon 5.4% Low FICO 22% Generic 36% High LTV 13% State 18% ARM 2% Loan Bal 6% Investor 3% Specified Pool by Coupon Specified Pool by Breakdown Specified Pool Characteristics 4Q 2025 Portfolio 1Q 2026 Portfolio UPB ($MM) $6,447 $6,475 Avg. Price $101.49 $100.65 Avg. Coupon 5.48% 5.50% WALA (months) 19.4 21.9 Agency Portfolio Characteristics Asset Value ($MM) Specified Pool % Agency IO % TBA % $6,778 96% 2% 2% Single-Family Investment Portfolio Agency Strategy 17 See Glossary and End Notes in the Appendix. • Agency as a core strategy provides several benefits: ◦ Attractive carry and compelling risk-adjusted returns ◦ Diversification of overall portfolio and complimentary performance to our credit assets ◦ Expected outperformance in a rate easing cycle or economic downturn • The targeted profile of Agency purchases remains focused on current coupon specified pools with lower pay-ups.

- 1,000 2,000 3,000 4,000 5,000 6,000 7,000 75 100 125 150 175 Apr-25 May-25 Jun-25 Jul-25 Aug-25 Sep-25 Oct-25 Nov-25 Dec-25 Jan-26 Feb-26 Mar-26 Agency RMBS Holdings Agency RMBS Current Coupon Spread 0 50 100 150 200 $- $1,000 $2,000 $3,000 $4,000 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 Z V S p read (b p s)A g en cy R M B S Agency RMBS Holdings Market ZV Spread Acquisitions ZV Spread (Dollar amounts in millions) Single-Family Investment Portfolio Agency RMBS Market (Dollar amounts in millions) Agency Specified Pools at Different Coupons Agency RMBS Current Coupon Spreads C u rr en t C o u p o n S p re ad (b p s) A g en cy R M B S 18 See Glossary and End Notes in the Appendix. • Historically wide Agency spreads have provided additional opportunities to grow the portfolio at attractive levels. • In 1Q 2026, current coupon mortgage spreads widened by 14 bps to 124 bps. This marked material widening from the end of 4Q 2025, as interest rate volatility rose. • Adamas maintained a moderate investment pace, keeping the portfolio relatively in line with 4Q 2025, due to early quarter spread tightening and volatility throughout the second half of the quarter. We anticipate continued growth of the portfolio in 2Q 2026.

98.7% 1.3% LTV < 80% > 80%98.9% 1.1% DSCR > 1.0x < 1.0x • Adamas’ BPL-Rental strategy has been in place since 2021- traded $2.0 billion with 15 counterparties. • 77% of BPL-Rental loans are currently held in securitizations. • Adamas applies a disciplined, institutional credit framework, targeting assets with strong DSCR coverage and prepayment protection to deliver stable cash flows and durable performance. • High-quality underwriting across our portfolio has minimized tail risks across key credit metrics, earning strong market recognition and attractive securitization execution. BPL-Rental Loan Characteristics Portfolio 1Q 2026 Acquisitions UPB ($MM) $1,767 $390 Loan Count 8,912 1,958 Avg. FICO 748 751 Avg. Coupon 7.02% 6.91% Avg. LTV 71% 71% Avg. DSCR 1.35x 1.32x BPL-Rental Loan Portfolio (Dollar amounts in millions) 19 Single-Family Investment Portfolio $916 $934 $1,158 $1,407 $1,767 $- $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 U P B 1.2% 1.7% 1.3% 1.4% 1.7% 0% 2% 4% 6% 8% 10% 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 DQ 60+ BPL-Rental DQ 60+ See Glossary and End Notes in the Appendix. 97.1% 2.9% FICO > 675 < 675

$168 $137 $124 $113 $125 $925 $819 $795 $707 $540 $1,093 $956 $919 $820 $665 $- $250 $500 $750 $1,000 $1,250 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 U P B DQ 60+ Performing • Adamas’ BPL-Bridge strategy has been in place since 2019 - traded $5.8 billion with 20 originator/aggregator counterparties. • Adamas has issued $1.2 billion of BPL-Bridge securitizations in both rated and unrated deals with revolving debt structures. 68% of BPL-Bridge loans are currently held in securitizations. • The competition in the BPL-Bridge market has compressed yields in this sector. Adamas expects the portfolio to naturally run-off with the proceeds to be redeployed into higher relative value opportunities across our other core strategies. 82% 16% 2% Single-Family Single-Family Ground Up Multi-Family BPL-Bridge Loan Portfolio BreakdownBPL-Bridge Loan Portfolio Composition (Dollar amounts in millions) Loan Characteristics Portfolio 1Q 2026 Acquisitions UPB ($MM) $665 $50 Loan Count 1,396 167 Avg. FICO 742 748 Avg. Coupon 10.3% 10.0% Avg. LTARV 65% 66% Avg. LTC 70% 76% Ground Up % 16% 19% Multi-Family % 2% 1 0% Single-Family Investment Portfolio BPL-Bridge 20 See Glossary and End Notes in the Appendix.

$30 $168 $288 $885 $1,953 $2,947 $4,323 $6,077 $6,499 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2018 2019 2020 2021 2022 2023 2024 2025 1Q 2026 Lo an O ri g in at io n V o lu m e Constructive’s National Origination Footprint Scaling Constructive’s National Origination Platform 21 Constructive Cumulative Loan Origination Volume See Glossary and End Notes in the Appendix. Constructive is a leading originator of business purpose loans for residential real estate investors: • Originated over $6.5 billion of BPLs since its inception in 2017, primarily in BPL-Rental. • Constructive has sourced BPLs from approximately 800 broker partners through its primary wholesale channel, representing 88% of its volume. • Sold BPLs to over 16 institutional trading partners. • Established as a reliable and competitive capital provider to the single-family investor market. (Dollar amounts in millions)

$- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 BPL-Rental Loans BPL-Bridge Loans BPL-Rental 91% BPL-Bridge 9% Constructive BPL Product Mix LTM Loan Characteristics Constructive LTM Originations Origination Volume $1.7B Loan Count 8,901 Avg. Loan Size $195,136 Avg. FICO 751 Avg. Coupon 7.42% Avg. LTV/LTARV 73% Repeat Borrowers 59% Construction % 2.4% Multi-Family % 4.3% Constructive BPL Origination Overview • Constructive originated $422 million of business purpose loans in the quarter. • Origination quality is anchored by strong underwriting standards and creditworthy borrowers. • We believe Constructive has opportunities to grow origination volume under the Adamas platform. 22 Origination Volume by Quarter $439 $402 $439 $474 $422 (Dollar amounts in millions) See Glossary and End Notes in the Appendix. Wholesale 86% Retail 14%

Mezzanine Lending & Cross-Collateralized Mezzanine Lending Asset Value ($MM) $212 Total Count 21 Avg. Coupon(1) 11.9% Avg. Adjusted LTV(2) 82% Avg. DSCR 1.3x 1Q 2026 Payoff Rate 29.7% Delinquent Count 1 Restructured Count 1 Outstanding UPB by Quarter • Adamas expects redemptions in the multi- family portfolio to continue to accelerate, allowing for rotation into higher yielding investments. • Substantial seasoning of 46 months from origination. • In the quarter, a property within our Cross- Collateralized Mezzanine Lending investment sold, resulting in net proceeds to Adamas of $49 million, yielding a 31.4% IRR and a net gain attributable to Adamas of $13.8 million. 23 Multi-Family Investment Portfolio 0% 5% 10% 15% 20% 25% 30% 35% 40% $150 $200 $250 $300 $350 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 A n n u alized P ayo ff R ate U P B UPB (L-Axis) 1. The Avg. Coupon for Cross-Collateralized Mezzanine Lending is calculated using the preferred return on the initial unconsolidated preferred equity investment. 2. Avg. Adjusted LTV represents the weighted average combined LTV at origination, inclusive of the estimated capital expenditure budget of the underlying properties. Historical Payoff Rate (R-Axis) Historical: 26.3% (Dollar amounts in millions) See Glossary and End Notes in the Appendix.

QUARTERLY FINANCIAL INFORMATION

25 Financial Results First Quarter 2026 Profit & Loss Dollar amounts in millions, except per share data Description Amount EPS Contribution Interest income $ 172.1 $ 1.90 Interest expense (123.7) (1.37) Net Interest Income $ 48.4 $ 0.53 Income from real estate 14.6 0.16 Expenses related to real estate (17.2) (0.19) Net Loss from Real Estate $ (2.6) $ (0.03) Realized losses, net (10.7) (0.12) Unrealized losses, net (62.6) (0.69) Gains on derivative investments, net 87.8 0.97 Mortgage banking activities, net 15.3 0.17 Income from equity investments 0.7 0.01 Impairment of real estate (2.2) (0.02) Other income 52.6 0.58 Other Income $ 80.9 $ 0.90 Total Net Interest Income, Net Loss from Real Estate & Other Income $ 126.7 $ 1.40 General & administrative expenses (24.5) (0.27) Portfolio operating expenses (6.1) (0.07) Loan origination costs (4.0) (0.04) Financing transaction costs (5.4) (0.06) Total Expenses $ (40.0) $ (0.44) Adjustment: Net income attributable to non-controlling interest (37.9) (0.42) Income tax expense (0.2) — Preferred stock dividends (11.7) (0.13) Net Income Attributable to Common Stockholders $ 36.9 $ 0.41 Note: Numbers may not foot due to rounding. See Glossary and End Notes in the Appendix.

Net Interest Spread* Net interest spread declined during the quarter due to lower yields on average interest earning assets, reflecting a higher allocation to Agency securities and business purpose rental loans, partially offset by lower financing costs from reduced base rates. Dollar Amounts in Thousands 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 Agency Avg. Interest Earning Assets $ 6,648,680 $ 6,555,816 $ 5,873,080 $ 4,745,083 $ 3,782,796 Avg. Interest Bearing Liabilities $ 5,991,016 $ 5,906,266 $ 5,300,885 $ 4,294,200 $ 3,356,229 Yield on Avg. Interest Earning Assets* 5.67% 5.78% 5.86% 5.88% 5.89 % Average Financing Cost* (3.99) % (4.09) % (4.14) % (4.24) % (4.37) % Agency Net Interest Spread* 1.68% 1.69% 1.72% 1.64% 1.52 % Single-Family Credit Avg. Interest Earning Assets $ 3,620,780 $ 3,428,641 $ 3,333,917 $ 3,227,486 $ 3,303,600 Avg. Interest Bearing Liabilities $ 3,225,961 $ 3,037,293 $ 2,902,470 $ 2,742,414 $ 2,787,285 Yield on Avg. Interest Earning Assets* 6.89% 7.09% 7.12% 7.32% 7.30 % Average Financing Cost* (5.29) % (5.44) % (5.66) % (5.85) % (5.98) % Single-Family Credit Net Interest Spread* 1.60% 1.65% 1.46% 1.47% 1.32 % Multi-Family Credit Avg. Interest Earning Assets $ 55,263 $ 59,372 $ 71,026 $ 74,273 $ 86,415 Avg. Interest Bearing Liabilities $ — $ — $ — $ — $ — Yield on Avg. Interest Earning Assets* 11.97% 11.53% 11.96% 11.86% 12.06 % Average Financing Cost* — % — % — % — % — % Multi-Family Credit Net Interest Spread* 11.97% 11.53% 11.96% 11.86% 12.06 % Corporate/Other Avg. Interest Earning Assets $ 262,680 $ 215,170 $ 172,958 $ 126,552 $ 418,681 Avg. Interest Bearing Liabilities $ 675,849 $ 617,580 $ 561,681 $ 410,458 $ 671,656 Yield on Avg. Interest Earning Assets* 4.57% 4.70% 4.69% 4.58% 4.01 % Average Financing Cost* (7.21) % (6.99) % (7.14) % (6.77) % (5.61) % Corporate/Other Net Interest Spread* (2.64) % (2.29) % (2.45) % (2.19) % (1.60) % Total Avg. Interest Earning Assets $ 10,587,403 $ 10,258,999 $ 9,450,981 $ 8,173,394 $ 7,591,492 Avg. Interest Bearing Liabilities $ 9,892,826 $ 9,561,139 $ 8,765,036 $ 7,447,072 $ 6,815,170 Yield on Avg. Interest Earning Assets* 6.09% 6.23% 6.33% 6.48% 6.47 % Average Financing Cost* (4.64) % (4.71) % (4.83) % (4.98) % (5.15) % Net Interest Spread* 1.45% 1.52% 1.50% 1.50% 1.32 % Yield By Strategy *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. See Glossary and End Notes in the Appendix. 26

Adjusted Net Interest Income* Adjusted Net Interest Income increased primarily due to continued portfolio growth in Agency securities and business purpose rental loans, along with lower financing costs from reduced base rates. These benefits were partially offset by higher interest expense associated with corporate debt issuance and a shift from a net benefit on interest rate swaps in the prior quarter to net expense in the current quarter. Dollar Amounts in Thousands 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 Agency Adjusted Interest Income* $ 94,242 $ 94,755 $ 86,041 $ 69,750 $ 55,668 Adjusted Interest Expense* (58,977) (60,862) (55,268) (45,415) (36,187) Agency Adjusted Net Interest Income* $ 35,265 $ 33,893 $ 30,773 $ 24,335 $ 19,481 Single-Family Credit Adjusted Interest Income* $ 62,337 $ 60,745 $ 59,305 $ 59,077 $ 60,302 Adjusted Interest Expense* (42,075) (41,650) (41,377) (40,025) (41,086) Single-Family Credit Adjusted Net Interest Income $ 20,262 $ 19,095 $ 17,928 $ 19,052 $ 19,216 Multi-Family Credit Interest Income $ 1,654 $ 1,711 $ 2,124 $ 2,203 $ 2,605 Interest Expense — — — — — Multi-Family Credit Adjusted Net Interest Income* $ 1,654 $ 1,711 $ 2,124 $ 2,203 $ 2,605 Corporate/Other Interest Income $ 2,999 $ 2,526 $ 2,030 $ 1,449 $ 4,195 Adjusted Interest Expense* (12,014) (10,878) (10,103) (6,931) (9,287) Corporate/Other Adjusted Net Interest Loss* $ (9,015) $ (8,352) $ (8,073) $ (5,482) $ (5,092) Total Adjusted Interest Income* $ 161,232 $ 159,737 $ 149,500 $ 132,479 $ 122,770 Total Adjusted Interest Expense* (113,066) (113,390) (106,748) (92,371) (86,560) Total Adjusted Net Interest Income* $ 48,166 $ 46,347 $ 42,752 $ 40,108 $ 36,210 27 *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. See Glossary and End Notes in the Appendix. Adjusted Net Interest Income by Investment Category*

Net Loss from Real Estate Net loss from real estate declined primarily due to lower expenses driven by the full-quarter impact of a prior quarter property sale, an additional property sale in the current quarter within our Cross-Collateralized Mezzanine Lending investment, and the transfer of certain single-family rental properties to held for sale, which reduced depreciation expense. Income from real estate decreased primarily due to these property sales. Dollar Amounts in Thousands 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 Income from real estate $ 14,568 $ 15,936 $ 19,104 $ 20,638 $ 20,655 Expenses related to real estate: Interest expense, mortgages payable on real estate (3,821) (4,283) (5,409) (5,882) (6,007) Depreciation expense on operating real estate (4,623) (5,366) (5,936) (5,928) (5,895) Other real estate expenses (8,726) (9,579) (11,637) (11,842) (10,988) Total expenses related to real estate $ (17,170) $ (19,228) $ (22,982) $ (23,652) $ (22,890) Net Loss from Real Estate $ (2,602) $ (3,292) $ (3,878) $ (3,014) $ (2,235) See Glossary and End Notes in the Appendix. Net Loss from Real Estate 28

Realized Losses, Net Net realized losses in the first quarter primarily reflected valuation adjustments on foreclosed properties and related receivables, discounted payoffs of certain non-performing business purpose bridge loans as part of ongoing asset resolution efforts, and write-downs of certain investment securities. Unrealized (Losses) Gains, Net Unrealized losses in the first quarter primarily reflected the impact of higher interest rates on the fair value of investment securities, particularly Agency RMBS, and certain residential loans, partially offset by unrealized gains on CDOs and corporate debt at fair value, reflecting the impact of the changes in interest rates. Dollar Amounts in Thousands 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 Residential loans and real estate owned $ (6,224) $ (9,537) $ (5,610) $ (1,239) $ (14,282) Investment securities (4,456) (5,410) — (2,532) (26,818) Total Realized Losses, net $ (10,680) $ (14,947) $ (5,610) $ (3,771) $ (41,100) Dollar Amounts in Thousands 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 Investment securities (including Consolidated SLST) $ (63,819) $ 22,264 $ 50,224 $ 20,063 $ 89,768 Residential loans (20,060) 3,913 19,533 10,375 30,356 Mezzanine lending investments accounted for as loans (4) (10) 125 55 410 Mortgage servicing rights (903) (967) (1,019) (848) (706) CDOs and Corporate debt at fair value 22,218 (5,474) (14,011) (5,031) (1,625) Total Unrealized (Losses) Gains, net $ (62,568) $ 19,726 $ 54,852 $ 24,614 $ 118,203 See Glossary and End Notes in the Appendix. Other Income (Loss) 29

Gains (Losses) on Derivative Instruments, Net Net gains on derivative instruments in the first quarter were driven by market movements, including swap spread widening and rising interest rates, which benefited interest rate swaps and treasury futures positions. Net gains also included realized gains on the settlement of derivative instruments during the period. Dollar Amounts in Thousands 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 Unrealized gains (losses) on derivative instruments $ 49,219 $ 28,534 $ (3,392) $ (36,261) $ (71,278) Realized gains (losses) on derivative instruments 38,595 (63) (9,614) 9,295 24,476 Total Gains (Losses) on Derivative Instruments, net $ 87,814 $ 28,471 $ (13,006) $ (26,966) $ (46,802) See Glossary and End Notes in the Appendix. Other Income (Loss) 30 Mortgage Banking Activities, Net Constructive generated strong origination fee income and gains on the sale of business purpose rental loans in the current quarter. Income from mortgage banking activities in the prior quarter was impacted by lower interest rate lock commitment valuations and an increase in loan repurchase reserves. Dollar Amounts in Thousands 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 Residential loan origination and other fees $ 6,114 $ 6,667 $ 5,511 $ — $ — Gains on residential loans held for sale, net 9,216 5,851 8,592 — — Total Income from Mortgage Banking Activities, net $ 15,330 $ 12,518 $ 14,103 $ — $ —

Impairment of Real Estate Impairment losses in the first quarter were primarily driven by valuation adjustments associated with the transfer of certain single- family rental properties to held for sale. Dollar Amounts in Thousands 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 Impairment of Real Estate $ (2,231) $ (330) $ (1,619) $ (3,913) $ (3,905) See Glossary and End Notes in the Appendix. Other Income (Loss) 31 Income (Loss) from Equity Investments Income from equity investments in the first quarter primarily consisted of preferred returns recognized on mezzanine lending investments. Results in the prior quarter reflected a decline in fair valuation of one mezzanine lending investment. Dollar Amounts in Thousands 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 Preferred return on mezzanine lending investments accounted for as equity $ 767 $ 770 $ 1,218 $ 1,574 $ 2,207 Unrealized (losses) gains, net on mezzanine lending investments accounted for as equity (46) (4,505) (2,860) 130 689 Loss from unconsolidated joint venture equity investments in multi- family properties — — — (611) (227) Income (loss) from investment in Constructive — — 47 (2,521) 920 Total Income (Loss) from Equity Investments $ 721 $ (3,735) $ (1,595) $ (1,428) $ 3,589

Loan Origination Costs (Loss) (3Q’25 vs 2Q’25) Other income in the third quarter is primarily related to servicing fee income generated on mortgage servicing rights acquired in the fourth quarter of 2024. See Glossary and End Notes in the Appendix. Other Income (Loss) 32 Other Income Other income in the first quarter primarily reflected a gain on the sale of a property within our Cross-Collateralized Mezzanine Lending investment and servicing fee income generated from mortgage servicing rights. Results also included costs associated with the extinguishment of the mortgage payable related to the aforementioned property sale and the redemption of senior unsecured notes due 2026 during the period. Dollar Amounts in Thousands 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 Servicing fee income $ 2,109 $ 2,084 $ 1,999 $ 1,973 $ 1,979 Gain (loss) on sale of real estate 51,789 8,913 74 (19) (45) Loss on extinguishment of debt (985) (436) (448) — — Miscellaneous (352) 304 (146) 246 33 Total Other Income $ 52,561 $ 10,865 $ 1,479 $ 2,200 $ 1,967

General, Administrative, and Operating Expenses Dollar Amounts in Thousands 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 General and Administrative Expenses Salaries, benefits and directors' compensation $ 18,179 $ 18,125 $ 17,214 $ 8,473 $ 9,070 Other general and administrative expenses 6,308 6,982 6,135 3,313 3,344 Total General and Administrative Expenses $ 24,487 $ 25,107 $ 23,349 $ 11,786 $ 12,414 Portfolio Operating Expenses $ 6,137 $ 6,703 $ 6,747 $ 7,354 $ 7,206 Loan Origination Costs $ 4,025 $ 4,313 $ 3,788 $ — $ — Financing Transaction Costs Securitization transaction costs $ 1,947 $ — $ 4,306 $ — $ 2,283 Corporate debt transaction costs 3,435 — 3,635 459 3,199 Equity transaction costs — — — 291 — Total Financing Transaction Costs $ 5,382 $ — $ 7,941 $ 750 $ 5,482 Total General, Administrative, and Operating Expenses $ 40,031 $ 36,123 $ 41,825 $ 19,890 $ 25,102 See Glossary and End Notes in the Appendix. Expenses 33

Changes in Book Value The following table analyzes the changes in GAAP Book Value and Adjusted Book Value* of our common stock for the quarter ended March 31, 2026. Amounts in Thousands, except per share Amount Shares Per Share Beginning Balance, GAAP Book Value $ 867,280 90,304 $ 9.60 Common stock issuance, net (1) 175 170 Common stock repurchases (5,005) (613) Balance after share activity 862,450 89,861 9.60 Adjustment of redeemable non-controlling interest to estimated redemption value 18,918 0.21 Dividends and dividend equivalents declared (21,446) (0.24) Net income attributable to Company's common stockholders 36,897 0.41 Ending Balance, GAAP Book Value $ 896,819 89,861 $ 9.98 Add: Cumulative depreciation expense on real estate (2) 24,751 0.28 Cumulative amortization of lease intangibles related to real estate (2) 3,794 0.03 Cumulative adjustment of redeemable non-controlling interest to estimated redemption value 23,304 0.26 Adjustment of amortized cost liabilities to fair value 22,257 0.25 Ending Balance, Adjusted Book Value* $ 970,925 89,861 $ 10.80 1. Includes amortization of stock based compensation. 2. Represents cumulative adjustments for the Company's share of depreciation expense and amortization of lease intangibles related to real estate held as of the end of the period presented for which an impairment has not been recognized. Quarter Ended March 31, 2026 *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. See Glossary and End Notes in the Appendix. 34 Book Value

Economic Return: Change in book value per share for the period + dividend per share declared for the period, divided by the beginning period book value per share. Total Rate of Return: Change in stock price for the period + dividend per share declared for the period, divided by the beginning period stock price. 1Q'26 2025 2024 2023 Book Value per share Beginning $ 9.60 $ 9.28 $ 11.31 $ 13.27 Ending $ 9.98 $ 9.60 $ 9.28 $ 11.31 Change in Book Value per share $ 0.38 $ 0.32 $ (2.03) $ (1.96) Dividends Q1 $ 0.23 $ 0.20 $ 0.20 $ 0.40 Q2 0.20 0.20 0.30 Q3 0.23 0.20 0.30 Q4 0.23 0.20 0.20 Total $ 0.23 $ 0.86 $ 0.80 $ 1.20 Economic Return 6.4% 12.7% (10.9) % (5.7) % Adjusted Book Value per share* Beginning $ 10.63 $ 10.35 $ 12.66 $ 15.89 Ending $ 10.80 $ 10.63 $ 10.35 $ 12.66 Change in Adjusted Book Value per share $ 0.17 $ 0.28 $ (2.31) $ (3.23) Economic Return on Adjusted Book Value* 3.8% 11.0% (11.9) % (12.8) % 1Q'26 2025 2024 2023 Stock Price Beginning $ 7.30 $ 6.06 $ 8.53 $ 10.24 Ending $ 7.36 $ 7.30 $ 6.06 $ 8.53 Change in Stock Price $ 0.06 $ 1.24 $ (2.47) $ (1.71) Total Rate of Return 4.0% 34.7% (19.6) % (5.0) % Annual and Quarterly Returns Economic/Total Rate Economic Return on Adjusted Book Value:* Change in Adjusted Book Value per share for the period + dividend per share declared for the period, divided by the beginning period Adjusted Book Value per share. *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. See Glossary and End Notes in the Appendix. 35

Dollar amounts in millions Strategy Sub-Sector Asset Value Capital Portfolio Recourse Leverage Ratio Portfolio Leverage Ratio Characteristics % $ % $ Avg. FICO Avg. LTV Avg. Coupon BPL-Rental (1) • DSCR 17% $1,808 16% $228 1.6x 7.1x 748 71% 7.02% BPL-Bridge (1) • Bridge loans 6% $646 11% $161 1.0x 3.7x 742 65% 10.31% Performing/RPL Loans • S&D • Other • Seasoned re- performing and non-performing mortgage loans 8% $786 5% $69 0.0x 10.4x 700 50% 4.60% Agency • Agency RMBS • TBAs 66% $6,778 55% $776 7.8x 7.8x 741 80% 5.50%(2) Non-Agency RMBS • Non-Agency (includes Consolidated SLST securities - $147) 2% $177 8% $107 0.1x 0.7x 615 79% 3.84% SFR • Single-family rental properties 1% $121 4% $60 1.0x 1.0x N/A N/A N/A See Glossary and End Notes in the Appendix. Single-Family Portfolio Overview 37 Total Investment Portfolio: 95% (Dollar amounts in millions) 1. BPL-Rental and BPL-Bridge data does not include residential loans or residential loans held for sale attributable to Constructive as of March 31, 2026 (see Appendix - "Capital Allocation“). 2. Average Coupon for Agency RMBS represents the weighted average coupon rate of the Specified Pools held as of March 31, 2026.

Dollar amounts in millions Strategy Sub-Sector Asset Value Capital (1) Characteristics % $ % $ Avg. DSCR Avg. Adjusted LTV (2) Avg. Coupon(3) Multi-Family • Mezzanine Lending and Cross-Collateralized Mezzanine Lending 100% $212 100% $188 1.25x 82% 11.92% See Glossary and End Notes in the Appendix. Multi-Family Portfolio Overview 38 Total Investment Portfolio: 2% 1. Capital for Cross-Collateralized Mezzanine Lending includes Asset Value less the cumulative adjustment of redeemable non-controlling interest to estimated redemption value. 2. Avg. Adjusted LTV represents the weighted average combined LTV, inclusive of the estimated capital expenditure budget at origination, of the underlying properties. 3. The Avg. Coupon for Cross-Collateralized Mezzanine Lending is calculated using the preferred return on the initial unconsolidated preferred equity investment. (Dollar amounts in millions)

In addition to the results presented in accordance with GAAP, this supplemental presentation includes certain non-GAAP financial measures, including adjusted interest income, adjusted interest expense, adjusted net interest income (loss), yield on average interest earning assets, average financing cost, net interest spread, Earnings Available for Distribution and Adjusted Book Value per common share. Our management team believes that these non-GAAP financial measures, when considered with our GAAP financial statements, provide supplemental information useful for investors as it enables them to evaluate our current performance and trends using the metrics that management uses to operate our business. Our presentation of non-GAAP financial measures may not be comparable to similarly-titled measures of other companies, who may use different calculations. Because these measures are not calculated in accordance with GAAP, they should not be considered a substitute for, or superior to, the financial measures calculated in accordance with GAAP. Our GAAP financial results and the reconciliations of the non-GAAP financial measures included in this supplemental presentation to the most directly comparable financial measures prepared in accordance with GAAP should be carefully evaluated. Financial results for the Company during a given period include the net interest income earned on our investments, such as residential loans, residential loans held for sale, investment securities and Mezzanine Lending investments, where the risks and payment characteristics are equivalent to and accounted for as loans (collectively, our “interest earning assets”). Adjusted net interest income (loss) and net interest spread (both supplemental non-GAAP financial measures) are impacted by factors such as our cost of financing, including our hedging costs, and the interest rate that our investments bear. Furthermore, the amount of premium or discount paid on purchased investments and the prepayment rates on investments will impact adjusted net interest income (loss) as such factors will be amortized over the expected term of such investments. We provide the following non-GAAP financial measures, in total and by investment category, for the respective periods: • Adjusted Interest Income – calculated as our GAAP interest income reduced by the interest expense recognized on Consolidated SLST CDOs and adjusted to include TBA dollar roll income, • Adjusted Interest Expense – calculated as our GAAP interest expense reduced by the interest expense recognized on Consolidated SLST CDOs and adjusted to include the net interest component of interest rate swaps, • Adjusted Net Interest Income (Loss) – calculated by subtracting Adjusted Interest Expense from Adjusted Interest Income, • Yield on Average Interest Earning Assets – calculated as the quotient of our Adjusted Interest Income and our average interest earning assets and excludes all Consolidated SLST assets other than those securities owned by the Company, • Average Financing Cost – calculated as the quotient of our Adjusted Interest Expense and the average outstanding balance of our interest bearing liabilities, excluding Consolidated SLST CDOs and mortgages payable on real estate, and • Net Interest Spread – calculated as the difference between our Yield on Average Interest Earning Assets and our Average Financing Cost. These measures remove the impact of Consolidated SLST that we consolidate in accordance with GAAP and include both the net interest component of interest rate swaps utilized to hedge the variable cash flows associated with our variable-rate borrowings and dollar roll income associated with TBAs, which are included in gains (losses) on derivative instruments, net in the Company's condensed consolidated statements of operations. With respect to Consolidated SLST, we only include the interest income earned by the Consolidated SLST securities that are actually owned by the Company as the Company only receives income or absorbs losses related to the Consolidated SLST securities actually owned by the Company. We include the net interest component of interest rate swaps in these measures to more fully represent the cost of our financing strategy. We include TBA dollar roll income as it represents the economic equivalent of net interest income on the underlying Agency RMBS over the TBA dollar roll period (interest income less implied financing cost). We provide the non-GAAP financial measures listed above because we believe these non-GAAP financial measures provide investors and management with additional detail and enhance their understanding of our interest earning asset yields, in total and by investment category, relative to the cost of our financing and the underlying trends within our portfolio of interest earning assets. In addition to the foregoing, our management team uses these measures to assess, among other things, the performance of our interest earning assets in total and by asset, possible cash flows from our interest earning assets in total and by asset, our ability to finance or borrow against the asset and the terms of such financing and the composition of our portfolio of interest earning assets, including acquisition and disposition determinations. The following slides present reconciliations of GAAP interest income to Adjusted Interest Income, GAAP interest expense to Adjusted Interest Expense and GAAP net interest income (loss) to Adjusted Net Interest Income (Loss) for our Agency, single-family credit and corporate/other portfolios and the Company for the periods indicated. See Glossary and End Notes in the Appendix. Non-GAAP Financial Measures Adjusted Net Interest Income (Loss) and Net Interest Spread 39

Dollar Amounts in Thousands 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 Agency GAAP interest income $ 93,955 $ 94,743 $ 85,975 $ 69,743 $ 55,668 GAAP interest expense (58,596) (63,766) (60,472) (48,564) (38,367) GAAP total net interest income $ 35,359 $ 30,977 $ 25,503 $ 21,179 $ 17,301 GAAP interest income $ 93,955 $ 94,743 $ 85,975 $ 69,743 $ 55,668 Adjusted for: TBA dollar roll income 287 12 66 7 — Adjusted Interest Income $ 94,242 $ 94,755 $ 86,041 $ 69,750 $ 55,668 GAAP interest expense $ (58,596) $ (63,766) $ (60,472) $ (48,564) $ (38,367) Adjusted for: Net interest component of interest rate swaps (381) 2,904 5,204 3,149 2,180 Adjusted Interest Expense $ (58,977) $ (60,862) $ (55,268) $ (45,415) $ (36,187) Adjusted Net Interest Income (1) $ 35,265 $ 33,893 $ 30,773 $ 24,335 $ 19,481 1. Adjusted Net Interest Income is calculated by subtracting Adjusted Interest Expense from Adjusted Interest Income. See Glossary and End Notes in the Appendix. Non-GAAP Financial Measures Reconciliation of Agency Adjusted Net Interest Income 40

Dollar Amounts in Thousands 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 Single-Family Credit GAAP interest income $ 73,457 $ 71,700 $ 70,504 $ 67,506 $ 67,266 GAAP interest expense (53,206) (52,710) (53,080) (48,637) (48,308) GAAP total net interest income $ 20,251 $ 18,990 $ 17,424 $ 18,869 $ 18,958 GAAP interest income $ 73,457 $ 71,700 $ 70,504 $ 67,506 $ 67,266 Adjusted for: Consolidated SLST CDO interest expense (11,120) (10,955) (11,199) (8,429) (6,964) Adjusted Interest Income $ 62,337 $ 60,745 $ 59,305 $ 59,077 $ 60,302 GAAP interest expense $ (53,206) $ (52,710) $ (53,080) $ (48,637) $ (48,308) Adjusted for: Consolidated SLST CDO interest expense 11,120 10,955 11,199 8,429 6,964 Net interest component of interest rate swaps 11 105 504 183 258 Adjusted Interest Expense $ (42,075) $ (41,650) $ (41,377) $ (40,025) $ (41,086) Adjusted Net Interest Income (1) $ 20,262 $ 19,095 $ 17,928 $ 19,052 $ 19,216 1. Adjusted Net Interest Income is calculated by subtracting Adjusted Interest Expense from Adjusted Interest Income. See Glossary and End Notes in the Appendix. Non-GAAP Financial Measures Reconciliation of Single-Family Credit Adjusted Net Interest Income 41

1. Adjusted Net Interest Loss is calculated by subtracting Adjusted Interest Expense from GAAP Interest Income. See Glossary and End Notes in the Appendix. Non-GAAP Financial Measures Reconciliation of Corporate/Other Adjusted Net Interest Loss 42 Dollar Amounts in Thousands 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 Corporate/Other GAAP interest income $ 2,999 $ 2,526 $ 2,030 $ 1,449 $ 4,195 GAAP interest expense (11,852) (11,034) (10,495) (7,253) (9,961) GAAP total net interest loss $ (8,853) $ (8,508) $ (8,465) $ (5,804) $ (5,766) GAAP interest expense $ (11,852) $ (11,034) $ (10,495) $ (7,253) $ (9,961) Adjusted for: Net interest component of interest rate swaps (162) 156 392 322 674 Adjusted Interest Expense $ (12,014) $ (10,878) $ (10,103) $ (6,931) $ (9,287) Adjusted Net Interest Loss (1) $ (9,015) $ (8,352) $ (8,073) $ (5,482) $ (5,092)

1. Adjusted Net Interest Income is calculated by subtracting Adjusted Interest Expense from Adjusted Interest Income. Dollar Amounts in Thousands 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 GAAP interest income $ 172,065 $ 170,680 $ 160,633 $ 140,901 $ 129,734 GAAP interest expense (123,654) (127,510) (124,047) (104,454) (96,636) GAAP total net interest income $ 48,411 $ 43,170 $ 36,586 $ 36,447 $ 33,098 GAAP interest income $ 172,065 $ 170,680 $ 160,633 $ 140,901 $ 129,734 Adjusted for: Consolidated SLST CDO interest expense (11,120) (10,955) (11,199) (8,429) (6,964) TBA dollar roll income 287 12 66 7 — Adjusted Interest Income $ 161,232 $ 159,737 $ 149,500 $ 132,479 $ 122,770 GAAP interest expense $ (123,654) $ (127,510) $ (124,047) $ (104,454) $ (96,636) Adjusted for: Consolidated SLST CDO interest expense 11,120 10,955 11,199 8,429 6,964 Net interest component of interest rate swaps (532) 3,165 6,100 3,654 3,112 Adjusted Interest Expense $ (113,066) $ (113,390) $ (106,748) $ (92,371) $ (86,560) Adjusted Net Interest Income (1) $ 48,166 $ 46,347 $ 42,752 $ 40,108 $ 36,210 See Glossary and End Notes in the Appendix. Non-GAAP Financial Measures Reconciliation of Total Adjusted Net Interest Income 43

Earnings available for distribution attributable to Company's common stockholders ("EAD") (and by calculation, EAD per common share) is a supplemental non-GAAP financial measure comparable to GAAP net income (loss) attributable to Company's common stockholders. EAD is defined as GAAP net income (loss) attributable to Company's common stockholders excluding (a) realized and unrealized gains (losses) on our investment portfolio, (b) gains (losses) on derivative instruments (excluding the net interest component of interest rate swaps and TBA dollar roll income), (c) impairment of real estate, (d) other non-recurring gains (losses), (e) depreciation of operating real estate, (f) non-cash expenses, (g) financing transaction costs, (h) non-recurring restructuring and transaction expenses, (i) the income tax effect of non-EAD income (loss) items and (j) EAD adjustments attributable to non-controlling interests. We believe EAD provides management, analysts and investors with additional details regarding our underlying operating results and investment trends by excluding certain unrealized, non-cash or non-recurring components of GAAP net income (loss) in order to provide additional transparency into our operating performance. In addition, EAD serves as a useful indicator for investors in evaluating our performance and facilitates comparisons to industry peers and period to period. EAD should not be utilized in isolation, nor should it be considered as a substitute for or superior to GAAP net income (loss) attributable to Company's common stockholders or GAAP net income (loss) attributable to Company's common stockholders per basic share. Our presentation of EAD may not be comparable to similarly-titled measures of other companies, who may use different calculations. We may add additional reconciling items to our EAD calculation as appropriate. We view EAD as one measure of our ability to generate income for distribution to common stockholders. EAD is one factor, but not the exclusive factor, that our Board of Directors uses to determine the amount, if any, of dividends on our common stock. Other factors that our Board of Directors may consider when determining the amount, if any, of dividends on our common stock include, among others, our earnings and financial condition, capital requirements, maintenance of our REIT qualification, restrictions on making distributions under Maryland law and such other factors as our Board of Directors deems relevant. EAD should not be considered as an indication of our REIT taxable income, a guaranty of our ability to pay dividends, or as a proxy for the amount of dividends we may pay, as EAD excludes certain items that impact our liquidity. The following slide presents a reconciliation of net income (loss) attributable to Company's common stockholders to EAD for the periods indicated. See Glossary and End Notes in the Appendix. Non-GAAP Financial Measures Earnings Available for Distribution 44

Dollar Amounts in Thousands (except per share data) 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 GAAP net income (loss) attributable to Company's common stockholders $ 36,897 $ 41,605 $ 32,702 $ (3,486) $ 30,285 Adjustments: Realized losses, net 10,680 14,947 5,610 3,771 41,100 Unrealized losses (gains), net 62,568 (19,726) (54,852) (24,614) (118,203) (Gains) losses on derivative instruments, net (1) (88,059) (25,294) 19,172 30,627 49,914 Unrealized losses, net on equity investments (2) 46 4,505 2,860 3,352 1,098 Impairment of real estate 2,231 330 1,619 3,913 3,905 Other (gains) losses (3) (50,266) (8,691) 358 (535) (775) Depreciation of operating real estate 4,623 5,366 5,936 5,928 5,895 Non-cash expenses (4) 3,157 3,096 2,961 2,561 2,199 Financing transaction costs 5,382 — 7,941 750 5,482 Restructuring and transaction expenses (5) — 109 1,245 577 835 Income tax effect of adjustments 4 (75) (336) (173) 486 EAD adjustments attributable to non-controlling interests 39,160 4,242 (3,225) (2,647) (4,027) Earnings Available for Distribution attributable to Company's common stockholders $ 26,423 $ 20,414 $ 21,991 $ 20,024 $ 18,194 Weighted average shares outstanding - basic 90,353 90,399 90,406 90,324 90,583 GAAP net income (loss) attributable to Company's common stockholders per common share - basic $ 0.41 $ 0.46 $ 0.36 $ (0.04) $ 0.33 EAD per common share - basic $ 0.29 $ 0.23 $ 0.24 $ 0.22 $ 0.20 1. Excludes net interest expense of interest rate swaps of approximately $0.5 million for the three months ended March 31, 2026 and net interest benefit of approximately $3.2 million, $6.1 million, $3.7 million, and $3.1 million for the three months ended December 31, 2025, September 30, 2025, June 30, 2025, and March 31, 2025, respectively. Also excludes TBA dollar roll income of approximately $0.3 million, $12.0 thousand, $66.2 thousand and $7.0 thousand for the three months ended March 31, 2026, December 31, 2025, September 30, 2025, and June 30, 2025, respectively. 2. Included in income (loss) from equity investments on the Company's condensed consolidated statements of operations. 3. Primarily includes non-recurring items such as gains (losses) on sales of real estate, gains (losses) on de-consolidation, gains (losses) on extinguishment of debt, Mezzanine Lending premiums resulting from early redemption, property loss insurance proceeds and provision for uncollectible receivables. 4. Includes stock-based compensation and intangible asset amortization. 5. Includes non-recurring expenses such as restructuring expenses and transaction expenses related to our acquisition of Constructive, professional fees incurred related to our name change and other non-recurring transaction expenses. See Glossary and End Notes in the Appendix. Non-GAAP Financial Measures Reconciliation of Earnings Available for Distribution 45

Adjusted Book Value per common share is a supplemental non-GAAP financial measure calculated by making the following adjustments to GAAP book value: (i) exclude the Company's share of cumulative depreciation and lease intangible amortization expenses related to real estate held at the end of the period for which an impairment has not been recognized, (ii) exclude the cumulative adjustment of redeemable non-controlling interests to estimated redemption value and (iii) adjust our amortized cost liabilities that finance our investments to fair value. Our rental property portfolio includes, or has included, fee simple interests in single-family rental homes and joint venture equity interests and a Cross- Collateralized Mezzanine Lending investment in multi-family properties owned by Consolidated Real Estate VIEs. By excluding our share of cumulative non-cash depreciation and amortization expenses related to real estate held at the end of the period for which an impairment has not been recognized, Adjusted Book Value reflects the value, at their undepreciated basis, of our single-family rental properties, joint venture equity investments and Cross- Collateralized Mezzanine Lending investment that the Company has determined to be recoverable at the end of the period. Additionally, in connection with third party ownership of certain of the non-controlling interests in an entity in which we maintain our Cross-Collateralized Mezzanine Lending investment, we record redeemable non-controlling interests as mezzanine equity on our condensed consolidated balance sheets. The holders of the redeemable non-controlling interests may elect to sell their ownership interests to us at fair value once a year, subject to annual minimum and maximum amount limitations, resulting in an adjustment of the redeemable non-controlling interests to fair value that is accounted for by us as an equity transaction in accordance with GAAP. A key component of the estimation of fair value of the redeemable non-controlling interests is the estimated fair value of the multi-family apartment properties held by the entity in which we maintain our Cross-Collateralized Mezzanine Lending investment. However, because the corresponding real estate assets are not reported at fair value and thus not adjusted to reflect unrealized gains or losses in our condensed consolidated financial statements, the cumulative adjustment of the redeemable non-controlling interests to fair value directly affects our GAAP book value. By excluding the cumulative adjustment of redeemable non-controlling interests to estimated redemption value, Adjusted Book Value more closely aligns the accounting treatment applied to these real estate assets and reflects our Cross-Collateralized Mezzanine Lending investment at its undepreciated basis. The substantial majority of our remaining assets are financial or similar instruments that are carried at fair value in accordance with the fair value option in our condensed consolidated financial statements. However, unlike our use of the fair value option for these assets, certain CDOs issued by our residential loan securitizations, certain senior unsecured notes and subordinated debentures that finance our investments are, or were, carried at amortized cost in our condensed consolidated financial statements. By adjusting these financing instruments to fair value, Adjusted Book Value reflects the Company's net equity in investments on a comparable fair value basis. We believe that the presentation of Adjusted Book Value per common share provides a useful measure for investors and us as it provides a consistent measure of our value, allows management to effectively consider our financial position and facilitates the comparison of our financial performance to that of our peers. The following slide presents a reconciliation of GAAP book value to Adjusted Book Value and calculation of Adjusted Book Value per common share as of the dates indicated. See Glossary and End Notes in the Appendix. Non-GAAP Financial Measures Adjusted Book Value Per Common Share 46

Dollar Amounts in Thousands (except per share data) 1Q'26 4Q'25 3Q'25 2Q'25 1Q'25 Company's stockholders' equity $ 1,456,461 $ 1,426,922 $ 1,390,777 $ 1,381,203 $ 1,401,946 Preferred stock liquidation preference (559,642) (559,642) (559,642) (558,498) (554,110) GAAP Book Value 896,819 867,280 831,135 822,705 847,836 Add: Cumulative depreciation expense on real estate (1) 24,751 26,864 26,357 25,170 22,989 Cumulative amortization of lease intangibles related to real estate (1) 3,794 4,106 4,620 4,620 4,620 Cumulative adjustment of redeemable non-controlling interest to estimated redemption value 23,304 42,222 54,782 49,574 46,011 Adjustment of amortized cost liabilities to fair value 22,257 19,202 20,481 24,153 22,488 Adjusted Book Value $ 970,925 $ 959,674 $ 937,375 $ 926,222 $ 943,944 Common shares outstanding 89,861 90,304 90,308 90,314 90,529 GAAP book value per common share $ 9.98 $ 9.60 $ 9.20 $ 9.11 $ 9.37 Adjusted Book Value per Common Share $ 10.80 $ 10.63 $ 10.38 $ 10.26 $ 10.43 1. Represents cumulative adjustments for the Company's share of depreciation expense and amortization of lease intangibles related to real estate held as of the end of the period presented for which an impairment has not been recognized. See Glossary and End Notes in the Appendix. Non-GAAP Financial Measures Reconciliation of Adjusted Book Value Per Common Share 47

The following defines certain of the commonly used terms in this presentation: "Adjusted Book Value" has the meaning set forth in Appendix - "Non-GAAP Financial Measures—Adjusted Book Value Per Common Share"; "Adjusted Interest Income" has the meaning set forth in Appendix - "Non-GAAP Financial Measures—Adjusted Net Interest Income (Loss) and Net Interest Spread"; "Adjusted Interest Expense" has the meaning set forth in Appendix - "Non-GAAP Financial Measures—Adjusted Net Interest Income (Loss) and Net Interest Spread"; "Adjusted Net Interest Income" has the meaning set forth in Appendix - "Non-GAAP Financial Measures—Adjusted Net Interest Income (Loss) and Net Interest Spread"; "Agency" refers to Agency RMBS and TBAs; "Agency RMBS" refers to RMBS representing interests in or obligations backed by pools of residential loans guaranteed by a government sponsored enterprise (“GSE”), such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or an agency of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”); "ARMs" refers to adjustable-rate RMBS; "Average Financing Cost" has the meaning set forth in Appendix - "Non-GAAP Financial Measures—Adjusted Net Interest Income (Loss) and Net Interest Spread"; "Average Interest Earning Assets" include residential loans, residential loans held for sale, multi-family loans and investment securities, to the extent applicable, and exclude all Consolidated SLST assets other than those securities owned by the Company. Average Interest Earning Assets is calculated based on the daily average amortized cost for the periods indicated; "Average Interest Bearing Liabilities" is calculated each quarter based on the daily average outstanding balance for the respective periods and include repurchase agreements and warehouse facilities, residential loan securitization and non-Agency RMBS re-securitization CDOs, senior unsecured notes and subordinated debentures, to the extent applicable, and exclude Consolidated SLST CDOs and mortgages payable on real estate as the Company does not directly incur interest expense on these liabilities that are consolidated for GAAP purposes; "BPL" refers to business purpose loans; "BPL-Bridge" refers to short-term business purpose loans collateralized by residential properties made to investors who intend to rehabilitate and sell the residential property for a profit; "BPL-Rental" refers to business purpose loans which finance (or refinance) non-owner occupied residential properties that are rented to one or more tenants; "Capital Allocation" refers to the net capital allocated (see Appendix - "Capital Allocation"); "CDO" or "collateralized debt obligation" includes debt that permanently finances the residential loans held in Consolidated SLST, the Company's residential loans held in securitization trusts and a non-Agency RMBS re-securitization that we consolidate, or consolidated, in our financial statements in accordance with GAAP; "Company Recourse Leverage Ratio" represents total outstanding recourse repurchase agreement and warehouse facility financing plus subordinated debentures, senior unsecured notes and cost basis of outstanding TBAs, to the extent applicable, divided by the Company's total stockholders' equity. Does not include non-recourse repurchase agreement financing, CDOs and mortgages payable on real estate as they are non- recourse debt to the Company; "Consolidated Real Estate VIEs" refers to Consolidated VIEs that own multi-family properties; "Consolidated SLST" refers to Freddie Mac-sponsored residential loan securitizations, comprised of seasoned re-performing and non-performing residential mortgage loans, of which we own the first loss subordinated securities and certain IOs, that we consolidate in our financial statements in accordance with GAAP; Glossary 48

"Consolidated SLST CDOs" refers to the debt that permanently finances the residential loans held in Consolidated SLST that we consolidate in our financial statements in accordance with GAAP; "Consolidated VIEs" refers to variable interest entities (“VIEs”) where the Company is the primary beneficiary, as it has both the power to direct the activities that most significantly impact the economic performance of the VIE and a right to receive benefits or absorb losses of the entity that could be potentially significant to the VIE and that the Company consolidates in its consolidated financial statements in accordance with GAAP; "Corporate Debt" refers to subordinated debentures and senior unsecured notes, collectively; "Cross-Collateralized Mezzanine Lending" refers to our combined preferred equity and common equity investment in one joint venture entity that owns several multi-family properties; "Cumulative Stockholder Return" includes common stock price appreciation and common stock dividend reinvestment. Dividends assumed to be reinvested at the closing price on the ex-dividend date; "DSCR" refers to debt service coverage ratio; "Earnings Available for Distribution" or "EAD" has the meaning set fourth in Appendix - "Non-GAAP Financial Measures—Earnings Available for Distribution"; "Economic Return" is calculated based on the periodic change in GAAP book value per share plus dividends declared per common share during the respective period; "Economic Return on Adjusted Book Value" is calculated based on the periodic change in Adjusted Book Value per common share, a supplemental non-GAAP measure, plus dividends declared per common share during the respective period; "Investment Portfolio" refers to the Company's residential loans, investment securities, multi-family loans and equity investments and single- family rental properties not held by Constructive as of period-end; "IOs" refers collectively to interest only and inverse interest only mortgage-backed securities that represent the right to the interest component of the cash flow from a pool of mortgage loans; "IRR" refers to internal rate of return; "LTARV" refers to loan-to-after repair value ratio; "LTC" refers to loan-to-cost ratio; "LTM" refers to last twelve months; "LTV" refers to loan-to-value ratio; "MBS" refers to mortgage-backed securities; "Mezzanine Lending" refers to the Company's preferred equity in entities that have multi-family real estate assets; "MF" refers to multi-family; "MTM" refers to mark-to-market; "Net Capital" refers to the net carrying value of assets and liabilities related to a strategy; "Net Interest Spread" has the meaning set forth in Appendix - "Non-GAAP Financial Measures—Adjusted Net Interest Income (Loss) and Net Interest Spread"; "non-Agency RMBS" refers to RMBS that are not guaranteed by any agency of the U.S. Government or GSE; "Non-QM" refers to non-qualifying mortgage; "Portfolio Recourse Leverage Ratio" represents outstanding recourse repurchase agreement and warehouse facility financing and cost basis of outstanding TBAs, to the extent applicable, divided by the Company's total stockholders' equity; "Residential Credit" refers to the Company's investments in residential loans, mortgage servicing rights, single-family rental properties, non- Agency RMBS and Consolidated SLST securities; Glossary 49

"RMBS" refers to residential mortgage-backed securities backed by adjustable-rate, hybrid adjustable-rate, or fixed-rate residential loans; "RPL" refers to pools of seasoned re-performing, non-performing and other delinquent mortgage loans secured by first liens on one- to four-family properties; "S&D" refers to scratch and dent mortgage loans secured by a mortgage lien on a one- to four- family residential property intended by the originator to conform with Fannie Mae, Freddie Mac or other conduit standards but did not meet the originally intended origination guidelines due to errors in relevant documentation, credit underwriting of the borrower, consumer disclosures or other applicable requirements; "SF" refers to single-family; "SFR" refers to single-family rental properties; "Specified Pools" includes the Company's Agency fixed rate RMBS and Agency ARMs; "TBAs" refers to to-be-announced securities that are forward contracts for the purchase or sale of Agency fixed-rate RMBS at a predetermined price, face amount, issuer, coupon, and stated maturity on an agreed-upon future date; "TBA dollar roll income" refers to the difference in price between two TBA contracts with the same terms but different settlement dates that are simultaneously bought and sold; "Total Market Capitalization" is the outstanding shares of common stock and preferred stock multiplied by closing common stock and preferred stock prices as of the date indicated; "Total Portfolio Leverage Ratio" represents outstanding repurchase agreement financing, cost basis of outstanding TBAs and CDOs issued by the Company related to the strategy divided by the Net Capital allocated to the strategy; "Total Rate of Return" is calculated based on the change in price of the Company's common stock plus dividends declared per common share during the respective period; "UPB" refers to unpaid principal balance; "WA" refers to weighted average; "WALA" refers to weighted average loan age; "Yield on Average Interest Earning Assets" has the meaning set forth in Appendix -"Non-GAAP Financial Measures—Adjusted Net Interest Income (Loss) and Net Interest Spread"; and "ZV Spread" refers to zero-volatility spread. Glossary 50

− Dividend yield calculated using the current quarter dividend declared on common stock (annualized) and the closing share price of the Company's common stock on March 31, 2026. Slide 8 − Cumulative stockholder return sourced from Bloomberg. Slide 9 − Investment Portfolio size amounts represent the Investment Portfolio carrying values as of end of the periods presented (see Appendix – “Capital Allocation” for additional information). − Optimizing Investment Portfolio Allocation amounts represent the aggregate fair value of Agency RMBS and outstanding TBA contracts for each period presented. Slide 11 − Dividend yield calculated using the current quarter dividend declared on common stock (annualized) and the closing share price of the Company's common stock on March 31, 2026. − Portfolio Size and Portfolio Asset Allocation calculated using investment carrying values as of March 31, 2026 (see Appendix - "Capital Allocation" for additional information). − EPS contribution amounts are calculated as the quotient of Adjusted Net Interest Income and the weighted average shares outstanding for the periods indicated. − Available Cash represents unrestricted cash at quarter-end for each of the periods indicated less cash held by the Company's consolidated multi-family properties and cash reserved for potential TBA variation margin. Slide 12 − Outstanding common shares used to calculate stock price per share and Adjusted Book Value per share for the quarter ended March 31, 2026 are 89,861,108. − Other Adjusted Book Value represents total Adjusted Book Value per share less the Adjusted Book Value per share allocated to Agency capital. Agency capital includes investments with net capital allocated of $775.5 million (see Appendix - "Capital Allocation" for additional information). − Percentage and per share discount to stock price represent the difference between Adamas' stock price and Adjusted Book Value as of March 31, 2026. End Notes 51 Slide 1 − Image(s) used under license from PowerPoint Stock Images. Slide 3 − Image(s) used under license from PowerPoint Stock Images. Slide 6 − Data as of March 31, 2026. − Refer to Appendix - "Capital Allocation" for additional information related to Capital Allocation and Investment Portfolio. Investment Portfolio - Capital Allocation percentages calculated using Net Company Capital Allocated to Investment Portfolio and Corporate/ Other. Slide 7 − Data as of or for the three months ended March 31, 2026, unless otherwise noted. − Acquisitions of single-family residential investments and BPLs include $252.6 million of BPLs originated by Constructive and transferred at fair value to the Company's Investment Portfolio during the period. − Available cash as of March 31, 2026 is calculated as unrestricted cash of $208.9 million less $3.9 million of cash held by the Company's consolidated multi-family properties and $6.0 million of cash reserved for potential TBA variation margin. − Excess liquidity capacity includes additional financing of unencumbered/under-levered assets and available cash, see note below. − Additional financing of $219 million includes 1) $132 million of financing of unencumbered assets, which represents the estimated available repurchase agreement and revolver securitization financings for the Company's unencumbered residential loans and investment securities as of March 31, 2026 and 2) $87 million of additional financing of under-levered assets, which represents the estimated additional financing available for residential loans and investment securities under the Company's current repurchase agreements as of March 31, 2026. − Effective cost represents the weighted average pricing yield of all sold tranches of the securitization at primary issuance weighted by the pricing value of each sold tranche, factoring in the modeling assumptions as described in the offering materials of such securitization.

− Credit & Other Financing and Securitization Financing amounts represent the outstanding loan amount or note balance. Slide 16 − Residential Investment Acquisitions represent the cost of Residential Credit, Agency RMBS and the cost basis of new TBA positions entered into by the Company during the periods presented. Residential Credit acquisitions include draws funded for BPL-Bridge loans and BPLs originated by Constructive and transferred at fair value to the Company's Investment Portfolio during the period presented. Slide 17 − Asset value includes Agency RMBS with a fair value of $6.6 billion and underlying securities in outstanding TBA contracts with a fair value of $147.9 million as of March 31, 2026. − Average coupon represents the weighted average coupon rate of Specified Pools as of March 31, 2026. − WALA represents the weighted average loan age of the underlying collateral of Specified Pools as of March 31, 2026. − Specified Pool Breakdown percentages are calculated based on the aggregate fair value of each classification group as of March 31, 2026. − Specified Pool by Coupon percentages are calculated based on the aggregate fair value of each classification group as of March 31, 2026. Slide 18 − ZV Spreads at indicated coupon percentages sourced from Bloomberg. − Agency Specified Pools at Different Coupons represent the fair value of fixed rate Agency RMBS as of March 31, 2026. − Agency RMBS Holdings in the Agency RMBS Current Coupon Spreads chart represent the fair value of Agency RMBS as of March 31, 2026. − Agency RMBS Current Coupon Spreads sourced from Bloomberg. Slide 19 − Life-to-date amount traded includes purchased interest bearing balances for the BPL-Rental strategy through March 31, 2026. − 1Q 2026 acquisitions represent BPL-Rental loans purchased during the current quarter and held as of March 31, 2026. − Average FICO and Average Coupon represent the weighted average borrower FICO score and weighted average gross coupon rate as of March 31, 2026. − Average LTV represents the weighted average LTV calculated using the most current property value available as of March 31, 2026. Slide 13 − Investment Portfolio amounts for Agency include Agency RMBS with a fair value of $6.6 billion and underlying securities in outstanding TBA contracts with a fair value of $147.9 million as of March 31, 2026. − Other Investments include U.S. Treasury securities. − Investment Portfolio amounts for Agency RMBS, BPL-Bridge, RPL, Performing Loans, BPL-Rental, Non-Agency RMBS, Mezzanine Lending and Other Investments represent the fair value of the assets as of March 31, 2026. − Portfolio Asset amount for SFR represents the net depreciated value of operating real estate assets and the estimated fair value, net of selling costs of held for sale assets as of March 31, 2026. − Multi-Family Mezzanine Lending includes $55.9 million of multi-family loans, $23.5 million of equity investments, and $14.0 million of a preferred equity investment in a consolidated multi-family property as of March 31, 2026. Refer to Appendix - "Capital Allocation" and - "Reconciliation of Consolidated Investments in Multi-family Properties" for additional information. − Multi-Family Cross-Collateralized Mezzanine Lending Portfolio Asset amount represents the Company's net equity investment in consolidated multi-family apartment properties (as applicable) as of March 31, 2026. Refer to Appendix - "Reconciliation of Consolidated Investments in Multi-family Properties" for a detailed breakout. − Available cash is calculated as unrestricted cash of $208.9 million less $3.9 million of cash held by the Company's consolidated multi-family properties and $6.0 million of cash reserved for potential TBA variation margin. Slide 14 − Company Financing data presented as of March 31, 2026. − Amounts for Corporate Senior Unsecured Notes and Corporate Subordinated Debentures represent the outstanding note balance. − Agency Financing includes repurchase agreement financing used to fund the purchase of Agency RMBS with an outstanding balance of $5.9 billion and cost basis of outstanding TBAs in the amount of $149.4 million. − Credit & Other Financing includes repurchase agreement financing and warehouse facilities to fund the origination or purchase of residential loans, single-family rental properties, non-Agency RMBS and U.S. Treasury securities. − Securitization Financing includes residential loan securitizations and a non-Agency RMBS re-securitization. End Notes 52

− Average DSCR represents the weighted average DSCR calculated at origination. − Dollar amounts shown in the BPL-Rental Loan Portfolio chart represent the interest bearing balances of BPL-Rental loans as of the end of the periods indicated. − DQ 60+ refers to loans greater than 60 days delinquent as of the end of the periods indicated. DQ 60+ percentage calculated using the interest bearing balances of BPL-Rental loans as of March 31, 2026. Slide 20 − Life-to-date amount traded includes purchased interest bearing balances and funded interest bearing holdback for the BPL-Bridge strategy. − 1Q 2026 acquisitions represent BPL-Bridge loans purchased during the current quarter and held as of March 31, 2026. − Average FICO and Average Coupon represent the weighted average borrower FICO score and weighted average gross coupon rate as of March 31, 2026. − Average LTARV represents the weighted average LTARV for the BPL- Bridge portfolio as of March 31, 2026, calculated using the maximum loan amount and original after-repair value per the appraisal or broker price opinion obtained for the mortgage loan (only applicable for loans with rehab component). − Average LTC represents the weighted average LTC for the BPL-Bridge portfolio as of March 31, 2026, calculated using the initial loan amount at origination (exclusive of any debt service, rehab escrows and other escrows or other amounts not funded to the borrower at closing) and initial cost basis. Initial cost basis is calculated as the purchase cost for non-re-financed loans or the as-is-value for re-financed loans. − Ground up and multi-family percentages are calculated using the interest bearing balances of BPL-Bridge loans as of March 31, 2026. − DQ 60+ refers to loans greater than 60 days delinquent as of the end of the periods indicated. DQ 60+ percentage calculated using the interest bearing balances of BPL-Bridge loans as of March 31, 2026. − Dollar amounts shown in the BPL-Bridge Loan Portfolio Composition chart represent the interest bearing balances of BPL-Bridge loans as of the end of the periods indicated. Slide 21 − BPLs originated since inception represent the total loan commitments through March 31, 2026. − Broker partners and institutional trading partners represent partners of Constructive since Constructive's inception in 2017. − Amounts represented in the Constructive National Origination Footprint map represent cumulative total loan commitments from January 1, 2019 through March 31, 2026. − Amounts represented in the Constructive Cumulative Loan Origination Volume chart represent cumulative total loan commitments since Constructive's inception in 2017 through March 31, 2026. Slide 22 − BPLs originated over the last 12 months represent total loan commitments through March 31, 2026. − Average loan size is calculated using total committed loan amounts for the 12 months ended March 31, 2026. − Average FICO and Average Coupon represent the weighted average borrower FICO score and weighted average gross coupon rate for loans originated during the 12 months ended March 31, 2026. − Average LTV/LTARV represents the weighted average LTV for BPL- Rental and the weighted average LTARV for BPL-Bridge for loans originated during the 12 months ended March 31, 2026. − Repeat Borrowers, Construction percentage, Multi-family percentage and Constructive BPL Product Mix LTM percentages calculated using total loan committed loan amounts for the 12 months ended March 31, 2026. − Amounts in the Origination Volume by Quarter chart represent total loan commitments in the periods presented. Slide 23 − Asset Value for Mezzanine Lending & Cross-Collateralized Mezzanine Lending includes the fair value of Mezzanine Lending investments and the net equity investment in our Cross-Collateralized Mezzanine Lending investment. Refer to Appendix - "Reconciliation of Consolidated Investments in Multi-family Properties" for a detailed breakout. End Notes 53

− Asset Value for BPL-Bridge, BPL-Rental, Performing/RPL Loans, and Non-Agency RMBS strategies represent the fair value of the assets as of March 31, 2026. Asset Value for SFR represents the net depreciated value of operating real estate assets and the estimated fair value, net of selling costs of held for sale assets as of March 31, 2026. Asset Value for Agency includes the fair value of Agency RMBS and the fair value of underlying securities in outstanding TBA contracts. − Asset Value and Capital for Non-Agency RMBS include Consolidated SLST securities owned by the Company with a fair value of $147 million and other non-Agency RMBS with a fair value of $30 million. − Portfolio Recourse Leverage Ratio represents outstanding recourse repurchase agreement financing related to the strategy divided by the capital allocated to the strategy. Portfolio Leverage Ratio represents outstanding repurchase agreement financing plus CDOs issued by the Company related to the strategy divided by the capital allocated to the strategy. − Average FICO and Average Coupon for BPL-Bridge, BPL-Rental and Performing/RPL Loans represent the weighted average borrower FICO score and weighted average gross coupon rate for residential loans held as of March 31, 2026. − Average LTV for BPL-Rental and Performing/RPL Loans represents the weighted average loan-to-value for residential loans held as of March 31, 2026. LTV for these strategies is calculated using the most current property value available. Average LTV for BPL-Bridge represents the weighted average LTARV of the portfolio held as of March 31, 2026, calculated using the maximum loan amount and original after-repair value per the appraisal or broker price opinion obtained for the mortgage loan (only applicable for loans with rehab component). − Average FICO and Average LTV for Agency RMBS represent the weighted average borrower FICO score and weighted average loan-to- value of the underlying collateral of Specified Pools held as of March 31, 2026 per the most recent data available in Bloomberg. Average Coupon for Agency RMBS represents the weighted average coupon rate of the Specified Pools held as of March 31, 2026. Average FICO, Average LTV and Average Coupon for Agency do not include Agency IOs or TBAs. − Average DSCR and Average Adjusted LTV of Mezzanine Lending & Cross-Collateralized Mezzanine Lending investments represent the weighted average DSCR and weighted average combined LTV, inclusive of the estimated capital expenditure budget at origination, of the underlying properties, respectively, as of March 31, 2026. − Average coupon rate of Mezzanine Lending & Cross-Collateralized Mezzanine Lending investments is a weighted average rate based upon the unpaid principal amount and contractual interest or preferred return rate as of March 31, 2026. − Historical annualized payoff rate is calculated as the annualized average quarterly payoff rates for the period beginning January 1, 2018 and ending March 31, 2026. Quarterly payoff rates calculated as the quotient of aggregate loan amounts redeemed each quarter and the total loan amount of the Mezzanine Lending portfolio as of the beginning of each quarter. − Current quarter annualized payoff rate is calculated as the annualized average of the quotient of aggregate loan amounts redeemed in the current quarter and the total loan amount of the Mezzanine Lending portfolio as of the beginning of the current quarter. Slide 29 − Unrealized gains/losses on investment securities includes unrealized gains/losses on the residential loans held in Consolidated SLST and unrealized gains/losses on the CDOs issued by Consolidated SLST and not owned by the Company. Slide 34 − Outstanding shares used to calculate book value per common share and Adjusted Book Value per common share for the quarter ended March 31, 2026 are 89,861,108. − Common stock issuance, net includes amortization of stock based compensation. Slide 37 − Total Investment Portfolio and Capital represent the carrying value and net capital allocated as of March 31, 2026. Refer to Appendix - "Capital Allocation" for additional information. End Notes 54

− Average FICO, Average LTV and Average Coupon for Non-Agency RMBS represent the weighted average borrower FICO score, weighted average loan-to-value and weighted average coupon rate of the underlying collateral as of March 31, 2026. Slide 38 − Total Investment Portfolio and Capital represent the carrying value and net capital allocated as of March 31, 2026. Refer to Appendix - "Capital Allocation" for additional information. − Asset Value for Multi-Family includes the fair value of Mezzanine Lending investments and the net equity investment in our Cross- Collateralized Mezzanine Lending investment. Refer to Appendix - "Reconciliation of Consolidated Investments in Multi-family Properties" for a detailed breakout. − Average DSCR and Average Adjusted LTV of Mezzanine Lending & Cross-Collateralized Mezzanine Lending investments represent the weighted average DSCR and weighted average combined LTV, inclusive of the estimated capital expenditure budget at origination, of the underlying properties, respectively, as of March 31, 2026. − Average coupon rate of Mezzanine Lending & Cross-Collateralized Mezzanine Lending investments is a weighted average rate based upon the unpaid principal amount and contractual interest or preferred return rate as of March 31, 2026. End Notes 55

(1) The Company, through its ownership of certain securities, has determined it is the primary beneficiary of Consolidated SLST and has consolidated the assets and liabilities of Consolidated SLST in the Company’s condensed consolidated financial statements. Consolidated SLST is primarily presented on our condensed consolidated balance sheets as residential loans, at fair value and collateralized debt obligations, at fair value. Our investment in Consolidated SLST as of March 31, 2026 was limited to the RMBS comprised of first loss subordinated securities and certain IOs issued by the respective securitizations with an aggregate net carrying value of $146.7 million. At March 31, 2026 (Dollar Amounts in Thousands) Investment Portfolio (1)(2) Constructive Corporate/ Other Total Investment securities available for sale and TBAs (3) $ 7,108,203 $ — $ — $ 7,108,203 Residential loans 4,378,501 119,526 — 4,498,027 Consolidated SLST CDOs (983,717) — — (983,717) Residential loans held for sale — 121,607 — 121,607 Multi-family loans 55,910 — — 55,910 Equity investments 23,468 — — 23,468 Equity investments in consolidated multi-family properties (4) 132,916 — — 132,916 Single-family rental properties 121,340 — — 121,340 Mortgage servicing rights 19,965 — — 19,965 Total Investments $ 10,856,586 $ 241,133 $ — $ 11,097,719 Repurchase agreements, warehouse facilities and TBA cost basis (5) $ (6,949,260) $ (219,171) $ — $ (7,168,431) Collateralized debt obligations Residential loan securitization CDOs (2,421,525) — — (2,421,525) Non-Agency RMBS re-securitization (63,702) — — (63,702) Senior unsecured notes — — (339,648) (339,648) Subordinated debentures — — (45,000) (45,000) Cash, cash equivalents and restricted cash (6) 117,731 12,130 200,104 329,965 Goodwill — 22,396 — 22,396 Cumulative adjustment of redeemable non-controlling interest to estimated redemption value (23,304) — — (23,304) Other 108,358 13,541 (53,908) 67,991 Net Company Capital Allocated $ 1,624,884 $ 70,029 $ (238,452) $ 1,456,461 Company Recourse Leverage Ratio (7) 5.2x Portfolio Recourse Leverage Ratio (8) 4.9x Capital Allocation 56

(2) Investment amounts include Agency with a carrying value of $6.8 billion, single-family credit investments with a carrying value of $3.7 billion, multi-family investments with a carrying value of $212.3 million and other investments with a carrying value of $300.2 million. Net Company capital allocated includes Agency investments with net capital allocated of $775.5 million, single-family credit investments with net capital allocated of $646.2 million, multi-family investments with net capital allocated of $187.7 million and other investments with net capital allocated of $15.5 million. (3) Includes implied fair value of outstanding TBAs of $147.9 million. TBAs are recorded as derivative instruments in the Company's condensed consolidated financial statements. As of March 31, 2026, our TBAs had a net carrying value of $1.5 million reported in other liabilities on the Company's condensed consolidated balance sheets. The net carrying value represents the difference between the implied fair value of the underlying security in the TBA contract and the price to be paid or received for the underlying security (or cost basis). (4) Represents the Company's equity investments in consolidated multi-family properties. A reconciliation of the Company's equity investments in consolidated multi-family properties to the Company's condensed consolidated financial statements is included below in "Reconciliation of Consolidated Investments in Multi-family Properties." (5) Includes repurchase agreements and warehouse facilities with a carrying value of $7.0 billion and outstanding TBAs with a cost basis of $149.4 million. (6) Excludes cash in the amount of $3.9 million held in the Company's equity investments in consolidated multi-family properties. Restricted cash of $156.5 million is included in the Company's condensed consolidated balance sheets in other assets. (7) Represents the Company's total outstanding recourse repurchase agreement and warehouse facility financing, senior unsecured notes, subordinated debentures and cost basis of outstanding TBAs divided by the Company's total stockholders' equity. Does not include Consolidated SLST CDOs amounting to $983.7 million, residential loan securitization CDOs amounting to $2.4 billion, non-Agency RMBS re-securitization CDOs amounting to $63.7 million and mortgages payable on real estate totaling $276.0 million as they are non-recourse debt. (8) Represents the Company's outstanding recourse repurchase agreement and warehouse facility financing and cost basis of outstanding TBAs divided by the Company's total stockholders' equity. Capital Allocation (continued) 57

Dollar Amounts in Thousands Total Cash and cash equivalents $ 3,914 Real estate, net 344,507 Other assets 43,306 Total assets $ 391,727 Mortgages payable on real estate, net $ 276,032 Other liabilities 4,852 Total liabilities $ 280,884 Redeemable non-controlling interest in Consolidated VIEs $ 4,078 Less: Cumulative adjustment of redeemable non-controlling interest to estimated redemption value (23,304) Non-controlling interest in Consolidated VIEs (2,847) Net Equity Investment $ 132,916 Less: Preferred equity investment in Consolidated VIE (13,973) Total $ 118,943 Note: Clerical differences may exist due to rounding. Reconciliation of Consolidated Investments in Multi-family Properties 58